Regal Beloit Corporation Fourth Quarter 2015 Earnings Conference Call February 9, 2016 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as the PTS acquisition, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, or other difficult operating conditions relating to our doing business in Venezuela; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; affect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 4, 2015 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures p 3 We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. In addition, since our management often uses these non-GAAP financial measures to manage and evaluate our business, make operating decisions, and forecast our future results, we believe disclosing these measures helps investors evaluate our business in the same manner as management. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit, adjusted operating profit margin, free cash flow and free cash flow as a percentage of adjusted net income. Adjusted net income represents net income attributable to Regal Beloit Corporation adjusted to exclude non-cash items of Goodwill Impairment, Asset Impairments and Other, Net and the Venezuelan Asset Write Down. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

Agenda Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Summary Mark Gliebe Q&A All p 4

Opening Comments 4th Quarter Results 4th Quarter Highlights  Increased Adjusted Operating Margin* to 10.3%, Up 250 Basis Points Over Prior Year  Adjusted Earnings Per Share* Up 43%  Free Cash Flow* 169% of Adjusted Net Income*, Paid Down Debt by $77 Million [VALUE] $774 $127 ($21) ($109) 4Q 2014 Net Acquisitions F/X Organic Growth 4Q 2015 5 Fewer Days 4th Quarter 2015 Sales Bridge * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 5

> Commercial & Industrial Systems – Organic Sales Down 14%  Five Fewer Shipping Days  Steep Reduction in Oil & Gas and Weak Demand in China  Adjusted Operating Margin* Up 480 Basis Points > Climate Solutions – Organic Sales Down 16.5%  Five Fewer Shipping Days  SEER 13 Pre-Build, Two-Way Material Price Formulas and Weaker Sales as a Result of a Warmer Winter  Adjusted Operating Margin* Up 130 Basis Points > Power Transmission Solutions – Acquisition Contributed $128 Million  Organic Sales Down 5.1% with Headwinds in Oil & Gas Partially Offset by Strength in Renewable Energies Opening Comments 4th Quarter Results p 6 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

PTS Integration Essentially Complete > Consolidated the Canadian Sites in 4Q 2015 > ERP Integrated by 3Q 2016 > Delivered $12 Million of Synergies Against the Target of $7 Million > Expect to Achieve $30 Million Synergy Target Over a Three-Year Period Opening Comments 4th Quarter Results p 7 Combined Regal Canadian Team Canadian Warehouse Consolidation

> 2016 Outlook  Expecting Difficult End Markets  Comparisons to Improve in 2nd Half of 2016 > Key Management Focus  Continued Margin Improvement  Sales Growth Despite Difficult End Markets  Improve Working Capital Management p 8 Simplification Initiative Positions Regal to Perform in Difficult Markets Looking Forward

> Sales of $773.5 Million, Essentially Flat – Net Acquisition Growth of 16.4% – Foreign Currency Translation of (2.7%) – Organic Sales (14%) – Approx. Half Resulting from 5 Fewer Shipping Days > Adjusted Operating Profit Margin* of 10.3%, Up 250 Basis Points from Prior Year – Contribution of Simplification Benefits, Process Improvements and Cost Controls – Lower Materials Costs and LIFO Benefit – $10 Million Prior Year A/R Reserve 4th Quarter 2015 Financial Results p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Fourth Consecutive Quarter of Adjusted Op Profit Improvement

4th Quarter 2015 Financial Resul p 10 Adjusted Diluted EPS* Up $0.35 or 43% * Non-GAAP Financial Measurement, See Appendix for Reconciliation ADJUSTED DILUTED EARNINGS PER SHARE Jan 2, 2016 Jan 3, 2015 GAAP Diluted Earnings Per Share (0.43)$ (2.61)$ Goodwill Impairment 1 1.30 2.60 Other Impairments, Net - 0.67 Venezuela Asset Write Down 0.29 - Purchase Accounting and Transaction Costs - 0.09 Restructuring Costs 0.06 0.03 Venezuelan Currency Devaluation - 0.15 Gain on Disposal of Real Estate (0.05) (0.20) Loss on Divestiture Bankruptcy - 0.09 Adjusted Diluted Earnings Per Share 1.17$ 0.82$ 1. Goodwill impairment is subject to finalization. Three Months Ended

Capital Expenditures > $27 Million in 4Q 2015 > $92 Million in FY 2015 > $85 Million Expected in FY 2016 Effective Tax Rate (ETR) Balance Sheet at Jan 2, 2016 > Total Debt of $1,722 Million > Net Debt of $1,469 Million > 4Q 2015 Debt Reduction of $77 Million > Reduced Total Debt by $213 Million Since the PTS Acquisition 4th Quarter 2015 Key Financial Metrics Free Cash Flow* > $87 Million in 4Q 2015 > 169% of Adj. Net Income in 4Q 2015 > $289 Million FY 2015 > 135% of Adj. Net Income FY 2015 p 11 > 24.6% ETR in FY 2015 > Expect 25% ETR for FY 2016 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

0% 20% 40% 60% 80% 100% 120% 140% $- $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 Free Cash Flow* % of Adj. Net Income* Free Cash Flow Trend Five Consecutive Years of FCF Above 100% of Adj. Net Income * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 12

2016 Full Year Guidance > 2016 Sales Impacted by Continuation of Weak End Market Demand > F/X Estimated to Be a 1%-2% Headwind on 2016 Sales > Guidance Does Not Include Debt Refinancing in 2016 > 2016 Restructuring Expenses Estimated at $10 Million > Full Year 2016 GAAP EPS Guidance of $4.66 to $5.06 > Full Year 2016 Adjusted EPS* Guidance of $4.80 to $5.20 p 13 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Margin Improvement Progress 9.4% 10.7% 9.7% 7.8% 9.4% 9.8% 11.9% 11.5% 10.3% 10.9% 1Q 2Q 3Q 4Q FY 2014 2015 Adj. Operating Profit Margin* Key Drivers to 4Q Performance > $10 Million Prior Year A/R Reserve > $9 Million LIFO, Simplification, Process Improvements and Cost Controls Simplification & PTS Synergy Update > Accelerating All Programs > Recently Announced Four Additional Programs – Expect Further Announcements > Expect 2016 Restructuring of $10 Million > Synergies Exceeded Year One Target Delivering Margin Improvement in Difficult Market Conditions * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 14

Commercial & Industrial Systems

(millions)

4Q Sales Versus Prior Year



$451
($17)
($63)
$371
($31) 5 Less Days*
($27) Oil & Gas
China
Power Gen
Distribution
Data Centers
Pool Pump
Prior Year
FX
Organic
Current Year

Adj. Operating Margin** 9.5%

> Up 480 Basis Points from Prior Year

> Operating Profit Improvement
  - $10 Million Prior Year A/R Reserve
  - Simplification Benefits
  - Benefits from Lower Commodity Costs and LIFO

Adjusted Operating Margin Improved by 480 Basis Points

* Management Estimates Based on Sales Per Day
** Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 15

SyMAX-i > Motor/Drive System > ~20% More Energy Efficient > Used in Commercial HVAC and Commercial Refrigeration Applications p 16 AHR Expo in Orlando Delivering Energy Efficiency Solutions for Building Applications

$256 $210 $0.0 $0.0 ($4) ($42) Prior Year FX Organic Current Year Climate Solutions p 17 * Management Estimates Based on Sales Per Day ** Non-GAAP Financial Measurement, See Appendix for Reconciliation (millions) 5 Less Days* Price / MPF SEER 13 Warm Weather Adjusted Operating Margin Improved by 130 Basis Points 4Q Sales Versus Prior Year Adj. Operating Margin** 13.2% > Up 130 Basis Points from Prior Year  Benefits of Simplification  LIFO Benefits  Cost Reduction Efforts ($18)

DEC Star > Smaller, Lighter, Quieter > 14% Better Efficiency > Lower Total Systems Cost p 18 AHR Expo in Orlando Standard Delivering Energy Efficiency Solutions to Meet Tougher Regulations

Power Transmission Solutions

(millions)

4Q Sales Versus Prior Year


$68
($0)
$128
($4)
($5) 5 Fewer Days*
$193
Prior Year
FX
Acquisition
Organic
Current Year

End Markets - Total Segment

Down	Up
↓ Oil & Gas	↑ Food & Beverage
↓ Ag Equipment	↑ Material Handling
↓ Distribution	↑ Renewable Energy

Adj. Operating Margin** 8.7%

> Downward Pressure from Volume Declines

> PTS Synergies Help to Offset Impact from Volume Declines Entering 2016

PTS Integration Near Completion and Synergies Exceeded Year One Target

* Management Estimates Based on Sales Per Day

** Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 19

PTS Customer Service – Florence KY p 20 > Trained in 3Q 2015 > Went Live 4Q 2015 > Focused on PT Distribution Reinvesting in Our Power Transmission Segment to Grow!

4th Quarter Summary 4th Quarter Results > Sales Essentially Flat > Adjusted Operating Profit Margin* Up 250 Basis Points > PTS Integration Practically Complete – Synergies Exceeded Year 1 Target > Free Cash Flow* 169% of Adjusted Net Income, Paid Down $77 Million Debt p 21 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 22 2014 2015 2014 2015 2014 2015 $3,257 $3,510 $307 $382 $215 $289 (millions) Sales Adj. Op Profit* Free Cash Flow* Full Year 2015 Results 2015 Full Year Summary * Non-GAAP Financial Measurement, See Appendix for Reconciliation Strong Execution on Key Objectives

2015 Full Year Summary > Delivered on Two Key Goals  Adjusted Op Margin up 150 Basis Points  PTS Integration Essentially Complete > Simplification Accomplishments  Consolidated Six More Factories  Executed Another Engineering Platform Consolidation  Exited Five More Warehouses  Converted Five More ERPs > Launched 45 New Products, Customer Survey Scores Improved and Received Five Awards from Key Customers > Regal Simplification Efforts at Full Stride p 23 Regal Delivers Record Sales and Record Adjusted Earnings* in 2015 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Questions and Answers p 24

p 25 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Jan 2, 2016 Jan 3, 2015 Jan 2, 2016 Jan 3, 2015 GAAP Diluted Earnings Per Share (0.43)$ (2.61)$ 3.18$ 0.69$ Goodwill Impairment 1 1.30 2.60 1.29 2.59 Other Impairments, Net - 0.67 - 0.66 Venezuela Asset Write Down 0.29 - 0.28 - Purchase Accounting and Transaction Costs - 0.09 0.47 0.14 Restructuring Costs 0.06 0.03 0.13 0.18 Venezuelan Currency Devaluation - 0.15 0.02 0.15 Gain on Disposal of Real Estate (0.05) (0.20) (0.04) (0.23) Loss on Divestiture Bankruptcy - 0.09 - 0.09 Loss on Sale of Joint Venture - - - 0.04 Adjusted Diluted Earnings Per Share 1.17$ 0.82$ 5.33$ 4.31$ 1. Goodwill impairment is subject to finalization. Three Months Ended Twelve Months Ended

p 26 Appendix Non-GAAP Reconciliations RECONCILIATION OF 2016 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2016 EPS Annual Guidance 4.66$ 5.06$ Restructuring 0.14 0.14 2016 Adjusted EPS Annual Guidance 4.80$ 5.20$

Appendix Non-GAAP Reconciliations

Three Months Ended

ADJUSTED INCOME FROM OPERATIONS Dollars in Millions	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jan 2, 2016	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015
GAAP Income from Operations	**$ (59.7)**	$ (84.2)	**$ 28.9**	$ 7.1	**$ 16.7**	$ (33.5)	**$ (14.1)**	$ (110.6)
Goodwill Impairment [1]	**79.9**	99.7	**-**	7.7	**-**	11.1	**79.9**	118.5
Asset Impairments and Other, Net	**-**	-	**-**	13.8	**-**	26.2	**-**	40.0
Venezuelan Asset Write Down	**12.8**	-	**-**	-	**-**	-	**12.8**	-
Purchase Accounting and Transaction Costs	**-**	0.7	**-**	-	**-**	4.4	**-**	5.1
Restructuring Costs (Benefit)	**2.3**	0.4	**2.2**	1.8	**-**	0.2	**4.3**	2.4
Venezuelan Currency Devaluation	**-**	10.4	**-**	-	**-**	-	**-**	10.4
Gain on Disposal of Real Estate	**-**	(11.9)	**(3.4)**	-	**-**	-	**(3.4)**	(11.9)
Loss on Divestiture Bankruptcy	**-**	6.3	**-**	-	**-**	-	**-**	6.3
Adjusted Income from Operations	**$ 35.3**	$ 21.4	**$ 27.7**	$ 30.4	**$ 16.7**	$ 8.4	**$ 79.5**	$ 60.2
GAAP Operating Margin %	**(16.1)%**	(18.7)%	**13.7 %**	2.8 %	**8.7 %**	(49.1)%	**(1.8)%**	(14.2)%
Adjusted Operating Margin %	**9.5 %**	4.7 %	**13.2 %**	11.9 %	**8.7 %**	12.3 %	**10.3 %**	7.8 %

1. Goodwill impairment is subject to finalization.

Twelve Months Ended

ADJUSTED INCOME FROM OPERATIONS Dollars in Millions	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jan 2, 2016	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015	**Jan 2, 2016**	Jan 3, 2015
GAAP Income from Operations	**$ 53.9**	$ 33.6	**$ 146.7**	$ 99.6	**$ 52.2**	$ (11.7)	**$ 252.8**	$ 121.5
Goodwill Impairment [1]	**79.9**	100.7	**-**	7.7	**-**	11.1	**79.9**	119.5
Asset Impairments and Other, Net	**-**	-	**-**	13.8	**-**	26.2	**-**	40.0
Venezuelan Asset Write Down	**12.8**	-	**-**	-	**-**	-	**12.8**	-
Purchase Accounting and Transaction Costs	**-**	4.0	**-**	-	**29.8**	4.4	**29.8**	8.4
Restructuring Costs	**6.8**	1.6	**1.5**	11.4	**0.6**	0.2	**8.9**	13.2
Venezuelan Currency Devaluation1	**1.5**	10.4	**-**	-	-	-	**1.5**	10.4
Gain on Disposal of Real Estate	**-**	(13.9)	**(3.4)**	-	-	-	**(3.4)**	(13.9)
Loss on Divestiture Bankruptcy	**-**	6.3	**-**	-	-	-	**-**	6.3
Loss on Sale of Joint Venture	**-**	1.9	**-**	-	**-**	-	**-**	1.9
Adjusted Income from Operations	**$ 154.9**	$ 144.6	**$ 144.8**	$ 132.5	**$ 82.6**	$ 30.2	**$ 382.3**	$ 307.3
GAAP Operating Margin %	**3.2 %**	1.8 %	**14.1 %**	8.8 %	**6.8 %**	(4.4)%	**7.2 %**	3.7 %
Adjusted Operating Margin %	**9.1 %**	7.8 %	**13.9 %**	11.7 %	**10.7 %**	11.3 %	**10.9 %**	9.4 %

1. Goodwill impairment is subject to finalization.

p 27

Dollars in Millions p 28 FREE CASH FLOW Jan 2, 2016 Jan 3, 2015 Jan 2, 2016 Jan 3, 2015 GAAP Net Cash Provided by Operating Activities 113.9$ 71.1$ 381.1$ 298.2$ Additions to Property Plant and Equipment (26.8) (23.1) (92.2) (83.6) Free Cash Flow 87.1$ 48.0$ 288.9$ 214.6$ Free Cash Flow as a Percentage of Adjusted Net Income 168.8% 161.6% 134.9% 120.4 % Three Months Ended Twelve Months EndedAppendix Non-GAAP Reconciliations ADJUSTED NET INCOME Jan 2, 2016 Jan 3, 2015 Jan 2, 2016 Jan 3, 2015 GAAP Net Income (Loss) Attributable to Regal Beloit Corporation (19.3)$ (116.5)$ 143.3$ 1.0$ oodwill Imp irment 1 79.9 118.5 79.9 11 .5 ss t Impairments and Other, Net — 40.0 — 40.0 Venezuelan Asset Writ Down 12.8 — 12.8 — Tax Effect from Goodwill Impairment and Asset Impairments and Other, Net (21.8) (12.3) (21.8) (12.3) Adjusted Net Income 51.6$ 29.7$ 214.2$ 178.2$ 1. Goodwill impairment is subject to finalization. Three Months Ended Twelve Months Ended Dollars in Millions

p 29 ORGANIC GROWTH Three Months Ended Twelve Months Ended Net Sales 773.5$ 3,509.7$ Net Sales from Businesses Acquired (128.2) (552.5) Impact from Foreign Currency Exchange Rates 20.7 92.0 Net Sales from Businesses Divested 1.0 11.5 Adjusted Net Sales 667.0$ 3,060.7$ Net Sales Three and Twelve Months Ended January 3, 2015 775.6$ 3,257.1$ Organic Growth % (14.0)% (6.0)% Jan 2, 2016 Dollars in Millions Appendix Non-GAAP Reconciliations

Appendix Regal Shipping Days p 30 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 > Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 > Fiscal Years 2015 and 2016 have 52 weeks > Fiscal Year 2014 had 53 weeks